EXHIBIT 10.7


                DATED  8TH SEPTEMBER    1995


           READING & BATES (CALEDONIA) LIMITED        (1)


           BRITOIL PUBLIC LIMITED COMPANY             (2)



                         DEED OF COVENANT
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  THIS DEED OF COVENANT is made the 8th day of September 1995

  BETWEEN:-

  (1) READING & BATES (CALEDONIA) LIMITED, registered in England (No. 1591065) whose registered office is at Harman House, 1 George Street, Uxbridge, Middlesex UB8 IQQ ("the Owner" which expression shall include its successors and permitted assigns); and


  (2) BRITOIL PUBLIC LIMITED COMPANY, whose registered office is situate at Burnside Road, Farburn Industrial Estate, Dyce, Aberdeen AB2 OPB ("the Mortgagee" which expression shall include its successors and permitted assigns).

  WHEREAS:

  (A) The Owner is the absolute sole legal and beneficial owner of the Vessel free from all mortgages, liens, charges and incumbrances whatever other than the BP Mortgage.

  (B)   The  Owner  and  the  Mortgagee  have  entered  into  the  Services
        Agreements in relation to the use of the Vessel in the period following the date hereof which regulates the use of the Vessel;

  (C) This deed is supplemental to a mortgage over the Vessel and of even date with this deed ("the Mortgage").

  NOW THIS DEED WITNESSETH as follows:-

  1.    DEFINITIONS

  1.1 In this agreement the words and phrases set out below shall have the meanings ascribed to them:-

        "Approved Brokers"  means insurance brokers  appointed by the  Owner from time to time and approved by the Mortgagee (such approval not to be unreasonably withheld or delayed);

        "BP" means BP Exploration Operating Company Limited (Company number 305943);

        "BP Mortgage"       means  the  statutory  mortgage  over all  sixty
                            four sixty fourth (64/64h) shares of the Vessel and the deed of covenant dated of even date herewith between the Owner and BP;

        "Business Day"      means  any day  on which  banks in  the City  of
                            London are normally open for business (other than Saturday);

        "Default Rate       means the  Reference Interest  Rate (as  defined
         of Interest"       in the sale and  purchase agreement of even date
                            herewith  entered into  between BP and the Owner
                            in  relation  to  the  Vessel)  plus   Two   (2)
                            percentage points;

        "Excess Risks"      means  the  proportion  of  claims  for  general
                            average  and  salvage  charges  and  under   the
                            ordinary running  down clause not recoverable in
                            consequence with the value at  which a Vessel is
                            assessed  for   the  purpose   of  such   claims
                            exceeding her insured value;

        "Event of Default"  means any  event specified in  Clause 6 of  this
                            Agreement;

        "the Long Term      means (i) an agreement to be entered into between
     Services Agreement"    the  Owner and  the Mortgagee in respect  of the
                            provision of vessel services to the Mortgagee to follow upon a Heads of Agreement for the provision of vessel services between the Owner, the Mortgagee and Reading & Bates Corporation and dated of even date herewith and (ii) the said Heads of Agreement to the extent that the agreement to be entered into following upon the said Heads of Agreement referred to in (i) above shall not for any reason be entered into between the Mortgagee and the Owner and the vessel services referred to in the said Heads of Agreement are provided under such Heads of Agreement;

        "Indebtedness"      means   all   monies   and/or   liabilities   of
                            whatsoever nature referred to in Clause 2 of this Deed whensoever and howsoever arising from time to time;

    "the Initial Services   means the Initial Services Agreement (No. 101237)
         Agreement"         between the Owner and the Mortgagee dated of even
                            date herewith in  respect  of   the  provision of
                            construction   support   vessel   services   for
                            Foinaven Development to the Mortgagee;

        "the Mortgage"      means a  statutory mortgage over all  sixty four
                            sixty  fourth  (64/64th)  shares  of the  Vessel
                            dated  of  even   date  herewith  mentioned   in
                            recital (C);

   "Mortgaged Property"     includes:-

                            (a) all sixty four sixty fourth (64/64th) shares
                                of the Vessel;

                            (b) Owner's Insurances and all benefits  thereof
                                (including claims of whatsoever nature and return of premiums);

                            (c) Requisition Compensation.

    "Owner's Insurances"    includes  all  policies  and   contracts  of
                            insurance (which expression includes all entries of the Vessel in a protection and indemnity or War Risks association) which are from time to time during the Security
                            Period taken out or entered into by the Owner in respect of the Vessel or otherwise in connection with the Vessel and shall include (without limitation) the benefits of claims of whatever nature and return of premiums;

       "Protection and      means the usual risks covered by an English or
        Indemnity Risks"    Norwegian protection and indemnity association
                            including the proportion not recoverable in case of a collision and the ordinary running down clause;

        "Reading & Bates    means  Reading  &  Bates  Corporation a  company
         Corporation"       incorporated under  the  laws  of  Delaware  and
                            having its principal place of business at    901
                            Threadneedle,  Suite 200,  Houston, Texas 77079-
                            2902, United States of America;

        "Receiver"          means  a  receiver  appointed  pursuant  to  the
                            provisions of Clause 9 of this Deed;

    "Required Insurance"    means any  insurance or entry referred to in
                            Clause 4.1 of this Agreement;

        "Requisition        means  all monies or other compensation  payable
        Compensation"       during  the  Security   Period  by   reason   of
                            requisition   for  title  or  other   compulsory
                            acquisition  of   the  Vessel otherwise than  by
                            requisition for use  or   hire   not   involving
                            requisition of title;

        "Security Period"   means the  period commencing on  the date hereof
                            and terminating upon whichever shall be the later of:

                            (i)  the  date  which  the  Initial  Services
                                 Agreement  and  the  Long Term  Services
                                 Agreement shall terminate for   whatever
                                 reason; or

                            (ii) the  date upon  which all monies  payable
                                 to the Mortgagee under this Deed shall have been paid to the Mortgagee;

 "the Services Agreements"  means the Initial Services Agreement  and the
                            Long  Term  Services  Agreement;

        "Total Loss"        means:-

                            (a) actual or constructive or compromised  or
                                arranged total loss of the Vessel;  or

                            (b) requisition for title or other compulsory
                                acquisition of the Vessel   other than by
                                requisition for use or hire not involving requisition of title;

        "The Vessel"        means  the  semi-submersible  emergency  support
                            vessel  Iolair  registered  in   Dundee,  United
                            Kingdom,  registered number  376461 and includes
                            any  share or interest  therein and her engines,
                            machinery,  boats,  tackle, outfit,  spare gear,
                            fuel    or   other    stores,   belongings   and
                            appurtenances whether on board or ashore;

        "War Risks"         includes  the  risk  of  mines  and   all  risks
                            excluded from the standard form of English or Norwegian marine policy by the "free of capture and seizure" clause;

  2.    COVENANT OF THE OWNER

        The Owner covenants and agrees with the Mortgagee:-

        2.1 to pay to the Mortgagee all amounts of liquidated damages becoming payable by the Owner to the Mortgagee in terms of Clause 32 of the Initial Services Agreement;

        2.2 to pay to the Mortgagee all amounts of liquidated damages becoming payable by the Owner to the Mortgagee in terms of the Long Term Services Agreement (such liquidated damages being payable in terms of Clause 15 of the Heads of Agreement referred to in the definition of "the Long Term Services Agreement and/or the equivalent or similar provisions of the agreement to be entered into in replacement of and pursuant to such Heads of Agreement);

        2.3 to pay to the Mortgagee all sums becoming payable in terms of this deed.

  3.    CHARGE OF VESSEL

        By way of security for payment of the sums and performance of the other obligations referred to in Clause 2 the Owner mortgages and charges to and in favour of the Mortgagee with full title guarantee all its interest present and future in the Mortgaged Property (and the Owner warrants the Vessel to be free at the date of this deed from any other charge or incumbrance whatever other than the BP Mortgage) and without prejudice to the generality of the foregoing the Owner assigns and agrees to assign to the Mortgagee all policies of insurance that have been or may be taken out in respect of the Vessel and all the benefits of such policies including (without limitation) claims of whatever nature and return of premiums.

  4.    COVENANTS BY OWNER

        The Owner further covenants with the Mortgagee that during the Security Period.

        4.1     it will insure at the Owner's cost, the Vessel:-

              4.1.1 in the joint names of the Owner and the Mortgagee (but without liability on the part of the Mortgagee for premiums or calls) against all marine risks which are from time to time insurable (including War Risks and kindred perils and Excess Risks) on an agreed value basis. All policies taken out and entries made in compliance with the Owner's obligations under this Clause shall bear a loss payable clause in the terms set out in Schedule 2 to this deed or in such other terms as the Mortgagee may reasonably approve in writing; and

              4.1.2   in  the joint  names of  the Owner  and  the Mortgagee
                      (but without any liability on the part of the Mortgagee for premiums and calls) and such other names as shall from time to time be approved in writing by the Mortgagee for the full value and tonnage of the Vessel against Protection and Indemnity Risks (including but not limited to the proportion not recoverable in case of collision under the ordinary running down clause) and claims of employees, servants, agents or sub contractors of the Owner, any charterer of the Vessel, passengers, or third parties and their respective dependents, and against such other risks as may be required by statute, order or regulation of the United Kingdom and of all other countries to whose jurisdiction the Vessel may from time to time become subject or of which the Mortgagee may reasonably direct. All policies taken out and entries made in compliance with the Owner's obligations under this clause shall bear a loss payable clause in the terms set out in
                      Schedule 2 to this deed or in such other terms as the Mortgagee may reasonably approve in writing.

        4.2 each policy or entry taken out or effected in compliance with the terms of clause 4.1 above shall be effected through such brokers and with such insurance companies, underwriters or War Risks or protection and indemnity associations as the Mortgagee may reasonably approve and shall be in such form and upon such terms as the Mortgagee shall from time to time reasonably approve in writing. The Owner shall forthwith give or cause the Approved Brokers to give notice of the assignment of the Owner's Insurances in the form set out in
              Schedule 1 to this deed or in such other form as the Mortgagee may require to all insurers, underwriters, clubs and associations providing insurance in connection with the Vessel and similar notice shall be given from time to time to any further insurers, underwriters, clubs and associations providing insurance in connection with the Vessel.

        4.3 it will punctually pay all such premiums, calls, contributions or other sums as may be required in order to insure and enter the Vessel in accordance with the terms of this Deed, and to keep the Vessel so insured and entered and it will produce to the Mortgagee the receipts (or other evidence of payment) for such premiums, calls, contributions or other sums within 14 days of such payment. The Owner shall not take credit in respect of the payment of premiums or call or contributions without the prior approval of the Mortgagee and the Owner shall procure that the Approved Brokers and any insurance companies or underwriters with which the Vessel is insured and any protection and indemnity association and/or war risk association in which the Vessel is entered shall waive any lien for premiums or calls except in relation to premiums or calls attributable to the Vessel.

        4.4 it will renew all Required Insurances at least fourteen (14) days before the relevant policies or contracts expire and procure that the Approved Brokers shall promptly confirm in writing to the Mortgagee as and when each such renewal is effected;

        4.5 it will arrange for the execution of such guarantees as may from time to time be required by any protection and indemnity or War Risks association;

        4.6 it will procure that the interest of the Mortgagee as mortgagee of the Vessel and assignee of the Required
              Insurance is duly indorsed or noted on all slips, cover notes, policies, certificates of entry or other instruments of insurance issued in connection with any Owners Insurances;

        4.7 it will procure that all slips, cover notes, policies, certificates of entry or other instruments of insurance relating to a Required Insurance shall be deposited with the Approved Brokers and that the Approved Brokers shall if at any time reasonably required, allow representatives of the Mortgagee access during normal office hours and upon the giving of reasonable notice to inspect such slip, cover note, policy, certificate of entry or other instrument of insurance to the Mortgagee;

        4.8 it will procure that the Approved Brokers and any associations or clubs through whom the Required Insurances are placed furnish the Mortgagee a letter or letters of undertaking in such form as may be reasonably required by the Mortgagee;

        4.9 it will deliver to the Mortgagee duplicates or certified copies of all policies relating to the Required Insurances and it will assign to the Mortgagee all sums insured by or to become payable under such policies or any of them and the full benefit of them and do all such things and execute all such documents as shall create legal title in such policies or the proceeds of them in the Mortgagee;

        4.10 it will not (without the prior written consent of the Mortgagee such consent not to be unreasonably withheld or delayed) alter any Required Insurance nor do anything nor suffer anything to be done whereby any Required Insurance on the Vessel or any cover afforded by the rules of any mutual association in which the Vessel is entered may be or become void or unenforceable or whereby any sum paid out under any Required Insurance may be or become payable;

        4.11 it will keep the Vessel registered as a British Vessel at the port of registry in a United Kingdom (without the prior written consent of the Mortgagee which consent may be refused by the Mortgagee at its sole discretion or granted subject to conditions) and not do or suffer to be done anything whereby such registration may be forfeited or imperilled;

        4.12 it will not employ or permit the Vessel to be employed in any illicit trade or in carrying any illicit or prohibited goods;

        4.13 it will not without the prior written consent of the Mortgagee (and then only subject to such terms as the Mortgagee may impose) (and save as permitted under the Services Agreements) let or employ the Vessel:

              4.13.1  on demise charter for any period; or

              4.13.2 on any charterparty contract of affreightment or other contract of employment for a period which exceeds, or which by virtue of any optional extensions may exceed, 6 months; or

              4.13.3 below the market rate prevailing when the Vessel is fixed for such letting or employment.

        4.14 it will maintain the Vessel in a good and efficient state or repair so to maintain her present class namely + OUIOOA and keep her at all times in thoroughly good and seaworthy repair and good order and decorative condition so as to make her comply with all regulations and requirements of the laws of government of the United Kingdom and of any country where the Vessel may at any time be and renew and replace to the reasonable satisfaction of the Mortgagee all parts and equipment as and when they may become worn out, damaged or lost with parts and equipment of a similar nature (as regards workmanship and quality of materials) and of at least equal value;

        4.15 it will permit the Mortgagee to inspect the condition of the Vessel at all reasonable times and upon reasonable prior notice and with the prior consent of any charterer and give the Mortgagee sufficient notice whenever practicable of surveys and major repairs so as to enable the Mortgagee's surveyors to attend them and if on making such inspection the Mortgagee shall discover any defect the Mortgagee may call upon the Owner to restore and make good and repair the same and if any defect or defects are not repaired, restored and made good to the satisfaction of the Mortgagee having notified the Owner thereof and after a reasonable period (which shall not exceed in any event a period of 30 days from the date of such notification by the Mortgagee) the Mortgagee shall be at liberty at the expense of the Owner to repair, restore and make good such defect or defects or to engage others to do the work and debit all sums so expended by the Mortgagee to the account of the Owner.

        4.16 it will notify the Mortgagee forthwith by letter or in the case or urgency by telegram or telex:-

              4.16.1 of any accident or damage to the Vessel involving re-pairs the cost of which is likely to exceed L250,000 pounds (or the equivalent in any other currency);

              4.16.2 of any occurrence whereby the Vessel has or is likely to become a Total Loss;

              4.16.3  of  any   actual  or   threatened  arrest,  detention,
                      seizure,   confiscation or  requisition  for title  or
                      use of the Vessel;

              4.16.4 of any requirement of insurers or any competent authority which is not immediately carried out; and

              4.16.5  of the happening of any Event of Default;

         4.17 in the event of any requisition for title or use or seizure of the Vessel by any authority it will take all such steps and execute all such documents at its own expense as may be reasonably requested by the Mortgagee to ensure the Mortgagee's security interest in any payment or compensation in respect of such requisitioning or seizure;

        4.18 it will permit the Mortgagee to exercise all rights and remedies given to it by this deed by the Mortgage by law and otherwise and pay to the Mortgagee within 7 days of demand being made all sums whatever which the Mortgagee may pay or become liable to pay (including legal costs on a full indemnity basis) in connection with the protection maintenance and enforcement of the security created by this deed and by the Mortgage or the exercise of any of the aforesaid rights and remedies;

        4.19 it will not without the prior written consent of the Mortgagee (which consent shall not be unreasonably withheld or delayed) make any modifications or alterations to the speed or structure of the Vessel or to the machinery or equipment of the Vessel that are not required for the performance of the Owners obligations under the Services Agreements;

        4.20 it will submit the Vessel regularly to such periodical or other surveys as may be required for classification purposes and if so required to supply to the Mortgagee copies of all survey reports issued in respect thereof;

        4.21 it will pay and discharge all debts, damages and liabilities whatsoever which have given or may give rise to maritime or possessory liens on or claims enforceable against the Vessel and in any event of arrest of the Vessel pursuant to legal process or in the event of her detention in exercise or purported exercise of any such lien as aforesaid to procure the release of such Vessel from such arrest or detention forthwith upon receiving notice thereof by providing bail or otherwise as the circumstances may require;

        4.22 it will promptly furnish the Mortgagee with all such information as it may from time to time require and which is not confidential regarding the Vessel and her employment position and engagements, particulars of all towages and salvages and copies of all charters and other contracts where her employment or otherwise howsoever concerning her;

        4.23 it will promptly pay all tolls, dues and other outgoings whatsoever in respect of the Vessel and keep proper books of account in respect of the Vessel and as and when the Mortgagee may reasonably so require make such books available for inspection on behalf of the Mortgagee and it will fumish satisfactory evidence that the wages and allotments and the insurance and pension contributions of the Master and crew are being regularly paid and that all deductions from the crews wages in respect of all applicable tax liabilities are being promptly accounted for and that the Master has no claim for disbursements other than those incurred by him in the ordinary course of trading on the voyage progress;

        4.24 it will not (save as envisaged by this Deed) mortgage, charge, sell, assign, abandon or otherwise encumber or assign the Vessel or offer the creation of any such mortgage, charge or assignment as aforesaid to or in favour of any person other than the Mortgagee and/or BP without the prior written consent of the Mortgagee, the giving or refusal of such consent to be in the absolute discretion of the Mortgagee and the Mortgagee may give any such consent upon such terms as it may deem fit;

        4.25 it will not without the previous consent in writing of the Mortgagee put the Vessel into the possession of any person for the purpose of work being done upon her in an amount exceeding or likely to exceed two hundred and fifty thousand pounds (L250,000) (or the equivalent in any other currency) unless such person shall first have given to the Mortgagee in terms satisfactory to it a written undertaking not to exercise any lien on the Vessel for the cost of such work or otherwise;

        4.26 it will pay to the Mortgagee within Thirty (30) days of a demand therefor all monies whatsoever which the Mortgagee shall or may reasonably and properly expend, be put to or become liable for in or about the protection, maintenance or enforcement of the security created by this deed or the Mortgage or in or about the exercise by the Morgagee of any of the powers vested in it hereunder or thereunder and to pay interest thereon at the Default Rate of Interest insofar as such monies have not been paid within the said period of thirty (30) days from the date whereon such expense or liability was due to the Mortgagee to the date of payment as well before as after judgement;

  5.    PROTECTION OF SECURITY

        The Mortgagee shall (without prejudice to any other rights or powers to which it may be entitled) be entitled but not bound at all times to take any such action it may think for the purpose of protecting the security created by this deed and by the Mortgage and in particular (but without prejudice to the generality of the foregoing) if the Owner shall at any time fail to make any payment (other than a payment due to the Mortgagee) or do any thing required to be made or done which is an Event of Default or which would with the passing of time or on the giving of notice constitute an Event of Default by the terms of this deed the Mortgagee may make such payment or do such thing itself and the Owner shall on demand pay to the Mortgagee an amount equal to such payment or the costs of expenses incurred by the Mortgagee in doing such thing and the amount paid together with interest on it shall be added to the amount secured by this deed and by the Mortgagee. The exercise by the Mortgagee of its rights under this Clause 5 shall not affect its right to treat the failure of the Owner to make such payment or do such thing as an Event of Default pursuant to Clause 6.

  6.    EVENTS OF DEFAULT

        The following events shall be deemed to be Events of Default namely:-

        6.1 the Owner fails to pay when due any sum payable by the Owner to the Mortgagee in respect of the Indebtedness within five
              (5) Business Days of such due date at the place and in the manner expressed to be payable; or

        6.2 the Owner fails to perform and observe any of the covenants conditions, agreements and stipulations on its part contained in this deed and such failure, if capable of remedy, continues unremedied (in the case of a material obligation of the Owner under this Deed) for fourteen (14) days and (in the case of any other obligations hereunder) for thirty (30) days, after the Mortgagee has requested in writing the same to be remedied; or

        6.3 notice is given to the Mortgagee that any Required Insurance is to be altered, amended or cancelled or has not been renewed at least fourteen (14) days prior to its renewal date and the Owner does not within (10) days of the date of such notice effect an alternative Required Insurance reasonably satisfactory to the Mortgagee or renew the existing Required Insurance; or

        6.4   an  order   is  made  or  a   resolution  (whether  requiring
              confirmation or not) is passed for the winding up of the Owner, or

        6.5 an execution or arrest or diligence or distress is levied on, sued out upon or enforced against any of the assets of the Owner and is not paid and discharged within thirty (30) days; or

        6.6 the Owner suspends payment of its debts, becomes unable or admits in writing its inability to pay its debts, makes a general assignment for the benefit of or enters into any composition or arrangement of any kind with its creditors, ceases or threatens to cease to carry on business or disposes of all or (without the prior written consent of the Mortgagee) a substantial part of its assets; or

        6.7 a receiver, administrator, administrative receiver or trustee is appointed in respect of the Owner or over all or substantially all of its assets; or

        6.8 there occurs any of the events specified in Clauses 6.4 - 6.7 or any event analogous thereto in relation to Reading & Bates Corporation; or

        6.9 the Vessel is lost (whether such loss is an actual or constructive total loss or compromised or arranged or agreed total loss) abandoned captured, seized, confiscated compulsorily, acquired or requisitioned for title;

        6.10 the Owner fails to make a payment of any other indebtedness when due or any event act or condition occurs or exists under any document under which any such indebtedness is created or evidencing the terms thereof if the effect thereof is to cause the same to become due or permit any person to declare the same due prior to its normal maturity or to create or crystallise any encumbrance over the whole or any part of the undertaking, property, assets or revenues of the Owner.

        and on the happening of any such Event of Default the full amount secured by this deed shall become immediately due and payable upon demand being made and the Mortgagee shall be entitled but shall not be obliged to immediately put into force and to exercise all the powers possessed by it as mortgagee and chargee of the Vessel and other property charged by this deed and (without prejudice to the generality of the foregoing) to put into force and to exercise all or any of the powers conferred on the Mortgagee under Clauses 7 and 8.

  7.    MORTGAGEES' REMEDIES

        Time shall be considered as of the essence in relation to the payment of any sums or performance of any obligation referred to in clause 2 of this Deed and the performance of any other obligation undertaken by the Owner in terms of this Deed and on the happening of any Event of Default the Mortgagee shall be entitled as and when it shall think fit with or without notice or further demand to put into force and exercise all the powers and remedies possessed by it according to law as mortgagee and chargee of the Vessel and other property charged by this deed and in particular:

        7.1   to take possession of the Vessel;

        7.2 to collect, recover, compromise and give a good discharge for all claims then outstanding or thereafter arising under any policy or contract of insurance (which expression shall include all entries in a War Risks or protection and indemnity association) relating to the Vessel and to take over or institute all such proceedings in connection with such insurance as the Mortgagee in its absolute discretion thinks fit and to permit the brokers through whom collection or recovery is effected to charge and retain the usual brokerage therefor;

        7.3 to discharge, compound, release or compromise claims in respect of the Vessel which have given or may rise to any charge or lien on the Vessel in priority to the Mortgagee or which are or may be enforceable by proceedings against the Vessel;

        7.4 to sell the Vessel or any share in her by public auction or private contract at any place in the world for cash or credit and otherwise upon such terms as the Mortgagee in its absolute discretion may determine with power to postpone any such sale and without being answerable for any loss occasioned by such sale or resulting from postponement thereof and at any such public sale to become the purchaser and set off the purchase price against any sums secured by this deed then outstanding;

        7.5 to manage the Vessel and to insure, maintain and repair the Vessel and to hold, lay up, lease, charter, operate or otherwise use the Vessel in such manner and for such period as the Mortgagee in its absolute discretion deems expedient and for the purposes aforesaid to do all acts and things incidental or conductive thereto in all respects as if the Mortgagee were the owner of the Vessel and without being responsible for any loss thereby incurred;

        7.6 to recover from the Owner on demand any such losses as may be incurred by the Mortgagee in or about the exercise of the power vested in the Mortgagee under Clause 7.5 together with interest thereon at the Default Rate of Interest from the date when such losses were incurred by the Mortgagee until the date of payment or judgement;

        7.7 to recover from the Owner on demand all expenses, payments and disbursements incurred by the Mortgagee in or about or incidental to the exercise by it of any of the powers aforesaid together with interest thereon at the Default Rate of Interest from the date when such expenses, payments or disbursements were incurred by the Mortgagee until the date of payment or judgement.


        On any sale of the Vessel or any share in her by the Mortgagee pursuant to this clause the purchaser shall not be bound to see or enquire whether the Mortgagee's power of sale has arisen in the manner provided in this deed. The sale shall be deemed to be within the power of the Mortgagee and the receipt of the Mortgagee for the purchase money shall effectively discharge the purchaser who shall not be concerned with the manner of application of the proceeds of sale or be in any way answerable for it.

  8.    APPLICATION OF PROCEEDS

        8.1   All monies received by the Mortgagee in respect of:-

              8. 1.1   sale by it of the Vessel or any share therein;

              8.1.2   recovery under any Owners Insurance;

              8.1.3   Requisition Compensation;

              shall be held by it upon trust in the first place to pay or retain all such payments, disbursements, expenses and losses whatsoever (together with interest thereon as hereinbefore provided for) as may have been incurred by the Mortgagee in or about or incidental to the exercise by the Mortgagee of the powers specified or otherwise referred to in terms of this deed or any of them and the balance shall be applied in the manner following:-

              8.1.4 firstly in or towards payment of any amounts of liquidated damages due in terms of Clause 32 of the Initial Services Agreement;

              8.1.5 secondly in or towards payment of any amounts of liquidated damages due in terms of Clause 15 of the Heads of Agreement and such similar clause in the Long Term Service Agreement in replacement thereof;

              8.1.6 thirdly in or towards payment of all other sums then owing or which thereafter become owing under this deed; and

              8.1.7 fourthly the balance (if any) to be paid to the Owner.

        8.2 Notwithstanding anything otherwise contained in this deed the Mortgagee shall be entitled to negotiate, collect, recover, sue for and give good discharges in the name of and as agent for the Owner for all and/or any claim under any of the Owner's Insurances the Mortgagee may compromise or refer to arbitration any claim under any of the Owner's Insurances or otherwise deal with it in such terms as the Mortgagee in its absolute discretion thinks fit and any money received in respect of any such claim shall, after deduction of commission and any costs or charges, legal or otherwise incurred in the recovery of such money be applied as provided in the foregoing clause.

        8.3 Notwithstanding the provisions of Clause 8.1 any sums payable in respect of any of the Owner's Insurances during the Security Period shall be applied as follows:

              8.3.1 in the event of a Total Loss the proceeds of all insurance claims shall be payable to the Mortgagee without deduction or withholding except only for deduction of an amount (if any) of brokers collection commission which is reasonable in view of prevailing market practice at the time and such proceeds shall be applied by the Mortgagee in accordance with the terms of Clause 8.1 above; or

              8.3.2 if no Event of Default shall have occurred in the event of the occurrence of any loss or damage or liability other than Total Loss, monies in respect of such loss, damage or liability shall be paid to the Mortgagee or the Owner (as applicable) in accordance with the provisions of the applicable loss payable and notice of cancellation clauses set out in Schedules 2 and 3 to this deed (or such other forms as the Mortgagee shall require) and (with regard to any such monies payable to or received by the Mortgagee) the Mortgagee:

                          (i) shall consent to the underwriters insurers or association paying directly for repairs, salvage or other charges or (if applicable) making any payment to any third party in settlement of any liability of the Owner; or

                          (ii) if the Owner shall have first fully repaired the damage or secured complete discharge of the liability insured against shall reimburse the Owner therefor to the full extent of the amount that the
                                Mortgagee shall have received from the underwriters or insurers; and

                 8.3.3 if an Event of Default shall have occurred then in the event of the occurrence of any loss, damage or liability other than Total Loss, monies in respect of such loss, damage or liability shall be paid to the Mortgagee and shall be applied in the sole discretion of the Mortgagee either in accordance with the terms of Clause 8.1 above or in making good such loss or repairing such damage or discharging such liability Provided that in such circumstances sums payable under any Protection and Indemnity risks cover shall be applied in accordance with the provision of the loss payable clause contained in Schedule 3; and

                 8.3.4 if the Owner shall receive any insurance monies whether under the hull and machinery policies or War Risks or protection and indemnity cover before having made good the loss or restoring such damage or discharging such liability in respect of which the monies are paid the Owner (save in the event of Total Loss or if any other Event of Default shall have occurred when in either such case such monies shall forthwith be paid to the Mortgagee) will use such monies for the purpose of making good such loss or restoring such damage or discharging such liability and any monies not so used shall unless the Mortgagee otherwise agrees be paid to the Mortgagee and applied by the Mortgagee in accordance with the terms of Clause 8. 1 above.

  9.    POWER TO APPOINT RECEIVER

        9.1 At any time after an Event of Default the Mortgagee shall have power (but shall not be obliged) by instrument in writing to appoint any person or persons (whether an officer or officers of the Mortgagee or not) to be a Receiver or Receivers of the Vessel and/or the other property charged by this deed and may in like manner remove any such Receiver or Receivers.

        9.2 A Receiver or Receivers shall be deemed to be the agent of the Owner and the Owner shall be solely responsible for his acts, defaults and remuneration and a Receiver shall have the same powers as are conferred upon the Mortgagee by Clause 7 and the power to take any indemnity from the Owner from and against all actions, claims, expenses, demands and liabilities (whether arising out of contract or of tort or in any other way whatever) incurred by him or by any manager, agent, officer, servant or workman for whose debts, defaults or miscarriages he may be answerable for anything done or omitted to be done in the exercise or purported exercise of his powers under this deed or under any appointment duly made under the provisions of this clause and if he thinks fit (but without prejudice to the foregoing) to effect with any insurance company or office of underwriters any policy or policies of insurance either in lieu of or satisfaction of or in addition to such indemnity from the Owner.

        9.3 The Owner irrevocably appoints any Receiver the attorney of the Owner for the Owner and in its name and on its behalf and as its acts and deed to execute, seal and deliver and otherwise perfect any deed, assurance, agreement, instrument or act which may be required or may be deemed proper for any of the purposes aforesaid.

        9.4 All money received by a Receiver shall be applied him as follows:

                 9.4.1    first in discharge of all rents, taxes, rates and
                          outgoings   whatever   affecting  the   Mortgaged
                          Property;

                 9.4.2 secondly in keeping down all annual sums or other payments and the interest on all principal sums having priority to the Mortgage;

                 9.4.3 thirdly in payment of premiums on all insurances properly payable under this deed;

                 9.4.4 fourthly in payment of the costs of executing necessary or proper repairs directed in writing by the Mortgagee;

                 9.4.5    fifthly  in  meeting   any  costs,  charges   and
                          expenses of or incidental to the exercise of any of the powers of such Receiver;

                 9.4.6     sixthly in or  towards a payment of remuneration
                          to the Receiver at such rate as may be agreed between him and the person by whom his appointment was made;

                 9.4.7 seventhly in or towards satisfaction of the sums secured by this deed.

  10.   DISCHARGE OF MORTGAGE

        It is agreed and declared that on payment of all sums and performance of all obligations secured by this Deed or by the Mortgage before the security shall have become enforceable as aforesaid and on payment of all costs, charges and expenses and the discharge of all liabilities of the Mortgagee in relation to the Vessel the Mortgagee will at the request and cost of the Owner discharge the Mortgage, reassign to the Owner any other property charged by this deed and deliver to the Owner all such policies, certificates of entry and other documents relating to the Vessel as may remain in the possession of the Mortgagee and, at the expense of the Owner, give such notices and execute all such other documents as may be reasonably required to achieve the same.

  11.   WAIVER

        No delay in exercising or omission by the Mortgagee to exercise any right or power vested in it under this deed or pursuant to the Mortgage shall impair such right or power or be construed as a waiver of or as an acquiescence in any default by the Owner and in the event of the Mortgagee on any occasion agreeing to waive any such right or power such waiver shall not in any way prejudice or affect the right of the Mortgagee afterwards to act strictly in accordance with the powers conferred upon it under this deed or pursuant to the Mortgage.

  12.   CONTINUING SECURITY

        The security created by this deed and by the Mortgage shall be held by the Mortgagee as a continuing security for the payment of all sums which become due and payable and all other obligations which may be required to be performed under or in respect of any of the provisions of this deed and shall not be construed as satisfied by any intermediate payment or satisfaction of the whole or any part of any sum or sums of money secured by this deed notwithstanding that the Indebtedness may from time to time be reduced to nil. Any demand made from time to time in respect of the Indebtedness shall not prevent the Mortgagee from making subsequent demands in respect of the Indebtedness as and when the same shall fall due or impair or discharge the security comprised in this deed and any collateral mortgage.

  13.   RIGHT TO EXCHANGE ETC SECURITIES AND TO COMPOUND

        The Mortgagee shall be at liberty at any time to grant any time or indulgence to and exchange release and renew any securities and to compound in any way it may think fit with any person or persons either with or without knowledge of the Owner without affecting the right of the Mortgagee under this deed.

  14.   RIGHT TO CONSOLIDATE

        The provisions of the Law of Property Act 1925 Sections 93 and 103 or any re- enactment of those sections so far as applicable shall not apply to this deed and the Mortgagee shall have the right to consolidate.

  15.   PROPER LAW AND JURISDICTION

        15.1     The  Mortgage   and  this  deed  shall   be  construed  in
                 accordance with and be governed by the law of England.

        15.2 The Owner and the Mortgagee hereby submit to the exclusive jurisdiction of the High Court of Justice in London, England.

  16.   NOTICES

        16.1 Any notices given pursuant to this deed shall be in writing and may be given by hand at, or sent by prepaid first class post or facsimile transmission to, the appropriate address stated in Clause 16.3 (or such other address as may be given for the purposes of this deed by notice to the other party).

        16.2 Any such notice given as aforesaid shall be deemed to have been given at the time of delivery if delivered by hand or the first Business Day following the day of sending it if sent by facsimile transmission or the second Business Day following the date of sending if sent by prepaid first class post

        16.3     The respective addresses for service are:

                 The Owner:     Reading & Bates (Caledonia) Limited
                                Rotech House
                                Whitemyres Avenue
                                Mastrick Industrial Estate
                                Aberdeen AB2 6NQ
                                Fax:  01224 690355
                                Attention: Managing Director

                 The Mortgagee: Britoil plc
                                Burnside Road
                                Farburn Industrial Estate
                                Dyce
                                Aberdeen AB2 OPB
                                Fax:  0171 496 4630
                                Attention: Manager, Commercial

  17.   POWER OF ATTORNEY/FURTHER ASSURANCE

        17.1 The Owner hereby irrevocably appoints the Mortgagee as its attorney for the duration of the Security Period for the purpose of doing in its name all acts which the Owner itself could do in relation to the Vessel and its registration. Without prejudice to the generality of the foregoing the Mortgagee shall as attorney-in-fact in addition have the power to sell the Vessel on the same terms mutatis mutandis as those set out in Clause 7.4 above PROVIDED HOWEVER that such power shall not be exercisable by or on behalf of the Mortgagee until the happening of an Event of Default.

        17.2 The exercise of such power by or on behalf of the Mortgagee shall not put any person dealing with the Mortgage upon any enquiry as to whether any of the Indebtedness shall have become payable nor shall such person be in any way affected by notice that any part of the Indebtedness has not become payable and the exercise by the Mortgagee of such power shall be conclusive evidence to such person of the Mortgagee's right to exercise the same.

        17.3 The Owner hereby further undertakes at its own expense that in the event that this deed or any provision hereof or any provision of the Mortgagee shall be deemed invalidated in whole or in part by reason of any present or future law or any decision of any competent or authoritative court or if either this deed or the Mortgage shall be deemed by the Mortgagee for any reason insufficient to carry out is true intent and purpose from time to time promptly to sign, seal, execute, deliver and register or procure the doing, signing, sealing, execution, delivery and registration at its expense and at no cost to the Mortgagee of all such other and further acts assurances and documents whatsoever as in the opinion of the Mortgagee (acting reasonably) may be required more effectual to mortgage, charge or assign the Mortgaged Property and secure the Indebtedness and the performance of the terms and provisions of this deed and the Mortgage or perfect the security constituted thereby and the Owner hereby irrevocably appoints the Mortgagee as its attorney for the purpose of signing, executing (including as a deed), perfecting, doing and registering every such further assurance, document, act or thing as aforesaid for the duration of the Security Period.

  IN WITNESS WHEREOF this deed has been executed as a deed on the day and year first above written.


  Executed as a Deed by
  READING & BATES (CALEDONIA) LIMITED
  acting by its authorised attorney
  in the presence of:




  Executed as a Deed by
  BRITOIL plc
  acting by its authorised attorney
  in the presence of:

===========================================================================

                                  SCHEDULE 1

                      NOTICE OF ASSIGNMENT OF INSURANCES
             (for attachment by way of endorsement to the Policy)


                          ESV "                     "





                 We, [Owner] of [            ] the Owners  of the emergency
                 support vessel " " hereby give notice that by an assignment dated [ ] 199 and entered into by us with [Mortgagee] there has been assigned by us to the said [Mortgagee] as assignees all insurances in respect of the said vessel including the insurances constituted by the Policy on which this notice is endorsed.


                          BY:



                          TITLE:

============================================================================
                                  SCHEDULE 2


               LOSS PAYABLE CLAUSE FOR HULL & WAR RISKS POLICIES


                        ESV  "                        "



  It is noted that by  an assignment in writing dated 199  [         ]  the
  Owner of the above mentioned vessel has assigned absolutely to [
                   ] (hereinafter called the "Mortgagee") all the Owner's interests in this Policy and all benefits hereof including all claims of whatsoever nature hereunder.


  Claims hereunder payable in respect of an actual or constructive or agreed or arranged or compromised total loss or requisition of the Vessel and claims hereunder payable in respect of a major casualty that is to say any casualty in respect whereof the claim or the aggregate of the claims exceeds two hundred and fifty thousand United States Dollars (US $250,000) shall be payable to the Mortgagee.


  All other claims, unless and until the Brokers have received notice from the Mortgagee of a default under the Mortgage, (in which event all claims under this Policy of Insurance shall be payable direct to the Mortgagee), shall be released directly for the repair salvage or other charges involved or, if the Owner has paid such charges, in reimbursement thereof to the Owner.
=============================================================================

                                  SCHEDULE 3


               LOSS PAYABLE CLAUSE FOR PROTECTION AND INDEMNITY
                                 RISK POLICIES




  "Payment of any recovery the Owner is entitled to make out of the funds of the insurer in respect of any liability, costs or expenses incurred by him shall be made to the Owner or to their order unless and until the insurer receives notice from [Mortgagee] that the Owner is in default
  under a first  Mortgage dated                       , in which  event all
  recoveries shall thereafter be negotiated and settled by the insurer and/or the Owner directly with the relevant third party and all sums shall be applied in satisfaction of the Owners liability thereto provided always that no liability whatsoever shall attach to the association, its managers or their agents for failure to comply with the obligations herein until after the expiry of 2 clear business days from the receipt of such notice."